                                                                    EXHIBIT 10.1

                            STOCK PURCHASE AGREEMENT

            STOCK  PURCHASE  AGREEMENT,  dated as of October  26,  2005,  by and between WHX CS Corp., a Delaware  Corporation (the "Company") and Steel Partners
II, L.P., a Delaware limited partnership ("Purchaser").

            NOW, THEREFORE, the parties hereto hereby agree as follows:

Section 1. PURCHASE AND SALE OF PREFERRED STOCK.

      1.1.  ISSUANCE  AND SALE OF  SHARES.  At the  Closing,  upon the terms and subject to the conditions  contained in this Agreement,  the Company shall issue and sell to Purchaser and Purchaser  shall  purchase from the Company all right, title and interest in and to 1,000  shares (the  "Shares") of Series A Preferred
Stock, par value $0.01 per share (the "Series A Preferred Stock") for a purchase price of $5,100 per share for an aggregate  purchase  price of $5.1 million (the
"Purchase Price").

      1.2.  CLOSING.  The closing of the sale and  purchase of the Shares  shall take place  simultaneously  with the execution and delivery of this Agreement at the offices of Olshan  Grundman  Frome  Rosenzweig  & Wolosky LLP at Park Avenue
Tower, 65 East 55th Street, New York, New York 10022, on October 25, 2005, or at
such other time and place as Purchaser and the Company shall mutually agree (the
"Closing").

      1.3.  DELIVERIES AT THE CLOSING.  At the Closing,  Purchaser shall deliver the  Purchase  Price to the  Company  by wire  transfer  to such  account as the
Company shall designate to Purchaser prior to the Closing.  At the Closing,  the
Company shall deliver the certificates  evidencing the Shares in the name of the
Purchaser (the "WHX CS Certificates").

Section 2. REPRESENTATIONS AND WARRANTIES OF PURCHASER.

      Purchaser hereby represents and warrants to the Company as follows:

      2.1.  AUTHORIZATION.  Purchaser  has all  requisite  corporate  power  and authority to execute,  deliver and perform this  Agreement and the  transactions contemplated hereby, and the execution, delivery and performance by Purchaser of this Agreement has been duly authorized by all requisite action by Purchaser and this  Agreement,  when executed and delivered by Purchaser,  constitutes a valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, subject to applicable  bankruptcy,  insolvency,  reorganization, fraudulent  conveyance,  moratorium or other similar laws  affecting  creditors'
rights and remedies  generally,  and subject,  as to enforceability,  to general principles  of  equity  (regardless  of  whether  enforcement  is  sought  in  a proceeding at law or in equity).

      2.2. INVESTMENT REPRESENTATIONS.  Purchaser hereby represents and warrants to the Company as follows:

            (a)  INVESTMENT.  The Shares to be  acquired  by  Purchaser  will be acquired for investment for Purchaser's own account,  not as a nominee or agent, and not with a view to the resale or distribution thereof.

            (b) ACCREDITED  INVESTOR.  Purchaser is an "Accredited  Investor" as
that  term  is  defined  in Rule  501 of  Regulation  D  promulgated  under  the
Securities Act of 1933, as amended (the "Securities Act").  Purchaser is able to bear the economic  risk of the  purchase of the Shares  pursuant to the terms of this  Agreement,  including a complete  loss of  Purchaser's  investment  in the
Shares.

            (c) RESTRICTED SHARES.  Purchaser  understands and agrees that, when acquired by Purchaser pursuant to this Agreement,  the Shares will be restricted within the meaning of the  Securities  Act, and may not be sold,  transferred or otherwise  disposed  of  without  registration  under the  Securities  Act or an exemption therefrom.

            (d) NO  REPRESENTATION.  Purchaser confirms that neither the Company nor any  agent or  affiliate  of the  Company  has made  any  representation  or warranty to Purchaser about the Company or the Shares other than those set forth
in  this   Agreement,   and  that  Purchaser  has  not  relied  upon  any  other
representation or warranty, express or implied, in purchasing the Shares.

            (e) FINANCIAL EXPERIENCE. The Purchaser represents that by reason of
Purchaser's  business or  financial  experience  or the  business  or  financial experience of Purchaser's  professional  advisors who are unaffiliated  with and who are not  compensated by either the Company or any affiliate or selling agent of the Company,  directly or  indirectly,  Purchaser has the capacity to protect
Purchaser's  own interests in connection with the  transactions  contemplated by this Agreement.

            (f) LEGEND.  Purchaser  understands  and agrees that the certificate evidencing the Shares shall be endorsed with the following legend:

            "THE SHARES  REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
            REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN
            ACQUIRED  FOR  INVESTMENT  AND NOT WITH A VIEW  TO,  OR IN
            CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH
            TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION
            STATEMENT  RELATED  THERETO  OR AN OPINION OF COUNSEL IN A
            FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS
            NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

            (g)  ACKNOWLEDGMENT.   Purchaser   understands  that  the  foregoing
representations  and  warranties are to be relied upon by the Company as a basis for exemption of the sale of the Shares under the  Securities  Act and under the securities  laws of all  applicable  states  and for other  purposes.  Purchaser warrants that the information  provided to the Company is true and correct as of the date  hereof,  and  Purchaser  agrees to advise  the  Company,  prior to the execution of this Agreement, of any material change in any such information.

Section 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

      The Company  hereby  represents  and warrants to Purchaser with respect to itself and its Shares as follows:

      3.1. ORGANIZATION,  GOOD STANDING, CORPORATE POWER AND QUALIFICATION.  The
Company is a corporation  duly organized,  validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite power and authority to carry on its business as previously and presently  conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good  standing  in each  jurisdiction  in which the  failure to so qualify would have a  material  adverse  effect on the  business,  assets,  liabilities, financial condition, property or results of operations of the Company

      3.2.  CAPITALIZATION.  The  authorized  capital of the Company on the date hereof consists of 5,000 shares divided as follows:

            (a) 4,000  shares of common  stock,  par value  $0.01 per share (the
"Common Stock"),  1,000 shares of which are issued and  outstanding.  All of the outstanding shares of Common Stock have been duly authorized, are fully paid and nonassessable  and were issued in  compliance  with all  applicable  federal and state securities laws. The Company holds no treasury stock; and

            (b) 1,000  shares of Series A Preferred  Stock,  par value $0.01 per share, of which no shares are issued or outstanding prior to the Closing.

There are no outstanding  options,  warrants,  rights  (including  conversion or preemptive  rights and rights of first refusal or similar rights) or agreements, orally or in  writing,  to  purchase  or  acquire  from the  Company,  or to the
Company's knowledge, from any third party any shares of Common Stock or Series A
Preferred  Stock, or any securities  convertible into or exchangeable for shares of Common Stock or Series A Preferred Stock.

      3.3.  SUBSIDIARIES.  The  Company  is a  wholly-owned  subsidiary  of  WHX
Corporation,  a Delaware  Corporation  and does not  currently  own or  control, directly or  indirectly,  any  interest in any other  corporation,  partnership, trust, joint venture, limited liability company,  association, or other business entity.  The Company is not a participant in any joint  venture,  partnership or similar arrangement.

      3.4.  AUTHORIZATION.  All  corporate  action  required  to be taken by the
Company's Board of Directors and  stockholders in order to authorize the Company to enter into this Agreement,  and to issue the Shares as contemplated hereunder has been taken. All action on the part of the officers of the Company  necessary for the  execution  and  delivery  of this  Agreement,  the  performance  of all obligations  of the Company  hereunder,  and the  issuance  and  delivery of the
Shares has been taken or will be taken  prior to the  Closing.  This  Agreement, when executed and delivered by the Company, shall constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms,  except (i) as limited  by  applicable  bankruptcy,  insolvency, reorganization,  moratorium,  fraudulent  conveyance  or other  laws of  general application  relating  to or  affecting  the  enforcement  of  creditors  rights generally or (ii) as limited by laws  relating to the  availability  of specific performance, injunctive relief, or other equitable remedies.

      3.5. VALID ISSUANCE OF SHARES. The Shares, when issued, sold and delivered in  accordance  with  the  terms  and for the  consideration  set  forth in this
Agreement,  will be validly  issued,  fully paid and  nonassessable  and free of restrictions  on  transfer  other  than  restrictions  on  transfer  under  this
Agreement,   applicable   state  and  federal   securities  laws  and  liens  or
encumbrances created by or imposed by a Purchaser.  Assuming the accuracy of the representations  of the  Purchasers in SECTION 2 of this  Agreement,  the Shares will be issued in compliance  with all applicable  federal and state  securities laws.

      3.6.  COMPLIANCE WITH OTHER INSTRUMENTS.  The Company is not in violation, breach or default of any term of the Company's Certificate of Incorporation,  as amended  (including the Certificate of  Designations  for the Series A Preferred
Stock) (the  "Certificate")  or the  Company's  bylaws (the  "Bylaws") or in any material respect of any term or provision of any material  mortgage,  indenture, contract, agreement or instrument to which the Company is a party or by which it may be bound,  (the "Company  Contracts")  or of any provision of any foreign or domestic state or federal judgment,  decree,  order, statute, rule or regulation applicable  to  or  binding  upon  the  Company.  The  execution,  delivery  and performance of and compliance  with this Agreement and the  consummation  of the transactions  contemplated hereby will not result in any such violation,  breach or default, or be in conflict with or constitute, with or without the passage of time or the giving of notice or both,  either a default  under the  Certificate,
Bylaws, or any Company Contract.

Section 4.  INDEMNIFICATION.

            (a) The Company agrees to indemnify and hold harmless Purchaser (and its officers,  employees,  partners, agents, affiliates and controlling parties)
from and  against  any and all  losses,  liabilities,  damages,  claims,  suits, actions,  judgments  or  causes of  action,  assessments,  costs  and  expenses, including without limitation interest,  penalties,  reasonable  attorneys' fees, any  and  all  reasonable  expenses  incurred  in  investigating,  preparing  or defending  against  any  litigation,  commenced  or  threatened,  or  any  claim whatsoever,  and  any  and  all  amounts  paid in  settlement  of any  claim  or litigation,  asserted  against,  resulting  to,  imposed  upon,  or  incurred or suffered by Purchaser,  directly as a result of third party claims  resulting or arising from any  inaccuracy  in or breach or  nonfulfillment  of or any alleged inaccuracy  in or  breach  or  nonfulfillment  of any  of  the  representations, warranties,  covenants  or  agreements  made by the  Company in this  Agreement, provided,  however,  that the indemnity  agreement  contained in this SUBSECTION
4(A)  shall not apply to amounts  paid in  settlement  of any such loss,  claim, damage,  liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed).

            (b) Purchaser agrees to indemnify and hold harmless the Company (and its officers,  employees,  partners, agents, affiliates and controlling parties)
from and  against  any and all  losses,  liabilities,  damages,  claims,  suits, actions,  judgments  or  causes of  action,  assessments,  costs  and  expenses, including without limitation interest,  penalties,  reasonable  attorneys' fees,

any  and  all  reasonable  expenses  incurred  in  investigating,  preparing  or defending  against  any  litigation,  commenced  or  threatened,  or  any  claim whatsoever,  and  any  and  all  amounts  paid in  settlement  of any  claim  or litigation,  asserted  against,  resulting  to,  imposed  upon,  or  incurred or suffered  by such the  Company  directly  as a  result  of  third  party  claims resulting or arising from any  inaccuracy in or breach or  nonfulfillment  of or
any  alleged   inaccuracy  in  or  breach  or   nonfulfillment  of  any  of  the
representations,  warranties,  covenants or agreements  made by the Purchaser in this Agreement.

Section 5.  BROKERS AND  FINDERS.  No party hereto shall be obligated to pay any commission,  brokerage  fee or finder's  fee based on any alleged  agreement  or understanding  between  any such  party  and a third  person in  respect  of the transactions  contemplated  hereby. Each party hereto hereby agrees to indemnify the other against any claim by any third person for any commission, brokerage or finder's fee or other payment with respect to this Agreement or the transactions contemplated hereby based on any alleged agreement or understanding between such party and such third person, whether express or implied from the actions of such party.

Section 6.   SUCCESSORS AND ASSIGNS.

      This  Agreement  shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 7.   ENTIRE AGREEMENT.

      This  Agreement,  including  any and all  exhibits and  schedules  hereto, contains  the entire  understanding  of the parties  with respect to the subject matter hereof and supersedes all prior agreements and  understandings  among the parties with respect thereto.

Section 8.   NOTICES.

         All  notices,  demands and  requests of any kind to be delivered to any party in connection  with this Agreement shall be in writing and shall be deemed
to   have   been   duly   given   if   personally   delivered   or  if  sent  by
internationally-recognized overnight courier or by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

         (a)      if to Purchaser, to:

                       Warren Lichtenstein
                       c/o Steel Partners II, L.P.
                       590 Madison Avenue, 32nd Floor
                       New York, NY  10022

                       with a copy to:

                       Littman Krooks LLP
                       655 3rd Avenue, 20th Floor

                       New York, NY 10017
                       Telecopier:  (212) 490-2990
                       Attention: Mitchell C. Littman, Esq.

         (b)      if to the Company, to:
                       WHX CS Corporation
                       555 Theodore Fremd Ave
                       Rye, New York  10580
                       Telecopier:  (914) 925-4498
                       Attention: Robert Hynes

                       with a copy to:

                       Olshan Grundman Frome Rosenzweig & Wolosky LLP
                       65 East 55th Street
                       New York, NY  10022
                       Telecopier: (212) 451-2222
                       Attention: Steven Wolosky, Esq.

or to such  other  address  as the party to whom  notice is to be given may have furnished to the other parties to this  Agreement in writing in accordance  with the provisions of this Section. Any such notice or communication shall be deemed to have been received (i) in the case of personal delivery,  on the date of such delivery,  (ii) in the case of  nationally-recognized  overnight courier, on the next business day after the date when sent and (iii) in the case of mailing,  on the third business day following that on which the piece of mail containing such communication is posted.

Section 9.   AMENDMENTS.

         This Agreement may not be modified or amended, or any of the provisions of this Agreement waived, except by written agreement of all parties hereto.

Section 10.  GOVERNING  LAW; WAIVER OF JURY TRIAL.

            (a) All questions  concerning the construction,  interpretation  and validity of this  Agreement  shall be governed by and  construed and enforced in accordance with the domestic laws of the State of New York without giving effect to any choice or conflict of law  provision or rule (whether in the State of New
York or any other  jurisdiction) that would cause the application of the laws of any  jurisdiction  other  than the  State of New  York.  In  furtherance  of the foregoing,  the  internal  law of  the  State  of  New  York  will  control  the
interpretation   and  construction  of  this  Agreement,   even  if  under  such
jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily or necessarily apply.

            (b) BECAUSE  DISPUTES  ARISING IN CONNECTION WITH COMPLEX  FINANCIAL
TRANSACTIONS  ARE MOST QUICKLY AND  ECONOMICALLY  RESOLVED BY AN EXPERIENCED AND

EXPERT  PERSON  AND THE  PARTIES  WISH  APPLICABLE  LAWS TO APPLY  (RATHER  THAN
ARBITRATION  RULES),  THE PARTIES  DESIRE  THAT THEIR  DISPUTES BE RESOLVED BY A
JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE,  TO ACHIEVE THE BEST COMBINATION
OF THE BENEFITS OF THE JUDICIAL  SYSTEM AND OF  ARBITRATION,  THE PARTIES HERETO
WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION,  SUIT OR  PROCEEDING  BROUGHT TO
ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES  UNDER THIS  AGREEMENT OR ANY DOCUMENTS
RELATED HERETO.

Section 11.   SUBMISSION TO JURISDICTION.

         Any legal action or  proceeding  with respect to this  Agreement may be brought in the courts of the State of New York and the United  States of America
located in the City of New York, New York and, by execution and delivery of this
Agreement,  the parties  hereby  accept for  themselves  and in respect of their properties,  generally and  unconditionally,  the  jurisdiction of the aforesaid courts. The parties hereby irrevocably waive, in connection with any such action or proceeding,  any objection,  including,  without limitation, any objection to the venue or based on the grounds of forum non conveniens, which they may now or hereafter  have  to the  bringing  of any  such  action  or  proceeding  in such respective jurisdictions.  The parties hereby irrevocably consent to the service of process of any of the aforementioned  courts in any such action or proceeding by the  mailing of copies  thereof by  registered  or  certified  mail,  postage prepaid, to them at the address set forth herein.

Section 12.   SEVERABILITY.

         It is the desire and intent of the parties that the  provisions of this
Agreement be enforced to the fullest extent permissible under the law and public
policies  applied  in  each   jurisdiction  in  which   enforcement  is  sought.
Accordingly,  in the event that any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction,  shall be ineffective,  without invalidating the  remaining  provisions  of this  Agreement  or  affecting  the  validity  or enforceability  of  such  provision  in any  jurisdiction.  Notwithstanding  the foregoing,  if such  provision  could  be more  narrowly  drawn  so as not to be invalid, prohibited or unenforceable in such jurisdiction,  it shall, as to such
jurisdiction,   be  so  narrowly  drawn,   without  invalidating  the  remaining
provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 13.   COUNTERPARTS.

         This Agreement may be executed in any number of counterparts,  and each such counterpart of this Agreement shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Facsimile counterpart signatures to this Agreement shall be acceptable and binding.

Section 14.   HEADINGS.

         The section and paragraph  headings contained in this Agreement are for reference  purposes  only  and  shall  not  affect  in any  way the  meaning  or interpretation of this Agreement.

Section 15.   EXPENSES.

         Each  party  hereto  shall  pay  its  own  expenses   incurred  in  the
preparation, negotiation and execution of this Agreement and the consummation of the transactions  contemplated hereby and thereby,  including without limitation expenses for legal and accounting services.

Section 16.   SURVIVAL.

         The  warranties,  representations,  and  covenants  of the  Company and
Purchaser  contained in or made  pursuant to this  Agreement  shall  survive the execution and delivery of this  Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of Purchaser or the Company.

Section 17.   FURTHER ASSURANCES.

         From  and  after  the date of this  Agreement,  the  Purchaser  and the
Company agree to execute and deliver any  additional  documents,  instrument and other  writings as may be  reasonably  necessary  to effect the  transfer of the
Shares to the  Purchaser,  including  any  documents  required by the  Company's transfer agent or counsel.

Section 18.   PREPARATION OF AGREEMENT.

         Each party to this Agreement  acknowledges  that: (i) the party had the advice of, or  sufficient  opportunity  to obtain the advice of,  legal  counsel separate and  independent of legal counsel for any other party hereto;  (ii) the terms of the transactions contemplated by this Agreement are fair and reasonable
to  such  party;  and  (iii)  such  party  has  voluntarily   entered  into  the
transactions  contemplated  by this Agreement  without duress or coercion.  Each party  further  acknowledges  that such party was not  represented  by the legal
counsel  of  any  other  party  hereto  in  connection  with  the   transactions
contemplated  by  this  Agreement,  nor  was  he  or  it  under  any  belief  or understanding  that such legal counsel was  representing  his or its  interests.
Each party agrees that no conflict,  omission or ambiguity in this Agreement, or the interpretation  thereof,  shall be presumed,  implied or otherwise construed against  any other  party to this  Agreement  on the basis  that such  party was responsible for drafting this Agreement.

                                    * * * * *

            IN WITNESS  WHEREOF,  each of the undersigned has duly executed this
Stock Purchase Agreement as of the date first written above.

                                     STEEL PARTNERS II, L.P.

                                     By: Steel Partners, L.L.C.
                                         General Partner

                                     By: /s/
                                         -----------------------------------
                                         Name:
                                         Title:

                                     WHX CS CORP.

                                     By: /s/
                                         -----------------------------------
                                         Name:
                                         Title: